UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.)

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Rydex Variable Trust

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Rydex Variable Trust
805 King Farm Boulevard, Suite 600
Rockville, MD  20850

 March 21, 2011

Dear Contract Holder:

The Board of Trustees (the “Board”) of Rydex Variable Trust has called a special meeting of shareholders of International Long Short Select Fund (the “Fund”), a series of Rydex Variable Trust (the “Trust”) to be held April 11, 2011 at 1:00 p.m., Eastern Time, or any adjournment(s) or postponement(s) thereof (the “Special Meeting”), at the offices of Rydex Investments,  805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850.  The Board has approved a Plan of Liquidation and Dissolution with respect to the Fund whereby the Fund will cease its investment operations, liquidate its assets and make a final distribution to its shareholders of record in one or more cash payments which will immediately be reinvested in Northern Lights Variable Trust JNF Money Market Portfolio, NVIT Money Market Fund (Class II), Rydex Variable Trust U.S. Government Money Market Fund or SBL Fund Series C (Money Market), as applicable.  Under the Plan of Liquidation, the Fund will promptly wind up its business and affairs.  Subject to approval by the Fund’s shareholders, the date of liquidation for the Fund is anticipated to be on or about April 25, 2011.  The Board has called the Special Meeting so that shareholders can vote on the proposed Plan of Liquidation and Dissolution of Series (the “Proposal”).

After careful consideration, the Board has unanimously approved this proposal with respect to the Fund and recommends that shareholders vote “FOR” the proposal. Accordingly, you are asked to authorize the liquidation.

If the Proposal is approved by shareholders of the Fund and you have not elected to move your contract value to a new investment option prior to the liquidation of the Fund, upon the liquidation of the fund, your contract value will be reinvested in Rydex Variable Trust U.S. Government Money Market Fund or SBL Fund Series C (Money Market) if you have a variable annuity issued by First Security Benefit Life Insurance and Annuity Company of New York; Northern Lights Variable Trust JNF Money Market Portfolio if you have a variable annuity issued by Jefferson National Life Insurance Company; NVIT Money Market Fund (Class II) if you have a variable annuity issued by Nationwide Life Insurance Company; or Rydex Variable Trust U.S. Government Money Market Fund or SBL Fund Series C (Money Market) if you have a variable annuity issued by Security Benefit Life Insurance Company.

A Proxy Statement that describes the Proposal is enclosed. We urge you to vote your shares by completing and returning the enclosed proxy in the envelope provided, or vote by Internet or telephone, at your earliest convenience.

Your vote is important regardless of the number of shares you own.  In order to avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement and cast your vote. It is important that your vote be received no later than 11:59 p.m. on April 10, 2011.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

/s/ Richard M. Goldman
Richard M. Goldman
President

International Long Short Select Fund

A Series of
Rydex Variable Trust
 805 King Farm Boulevard, Suite 600
Rockville, MD  20850
(800) 820-0888

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held April 11, 2011

To the Shareholders:

Notice is hereby given that Rydex Variable Trust (the “Trust”) will hold a special meeting of shareholders of International Long Short Select Fund (the “Fund”) on April 11, 2011, at 1:00 p.m., Eastern Time as adjourned from time to time (the “Special Meeting”) for the purposes listed below:

1.	To approve a Plan of Liquidation and Dissolution, providing for the liquidation and dissolution of the Fund; and

2.	To transact such other business as may properly come before the Special Meeting.

After careful consideration, the Board of Trustees of the Trust (the “Board”) unanimously approved the Plan of Liquidation and Dissolution and recommends that shareholders vote “FOR” the Proposal.

Shareholders of record at the close of business on February 25, 2011 are entitled to notice of, and to vote at, the Special Meeting.  Your attention is called to the accompanying Proxy Statement.  You are requested to complete, date, and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose.  Your proxy card also provides instructions for voting via telephone or the Internet if you wish to take advantage of these voting options.  Proxies may be revoked at any time by executing and submitting a revised proxy, by giving written notice of revocation to the Trust, or by voting in person at the Special Meeting.

By Order of the Board,

/s/ Joanna M. Haigney
Joanna M. Haigney
Secretary

INTRODUCTION

Why is the Special Meeting Being Held?

The Board of Trustees (the “Board”) of Rydex Variable Trust (the “Trust”) on behalf of International Long Short Select Fund (the “Fund”) is sending this proxy statement (“Proxy Statement”), the attached Notice of Special Meeting and the enclosed Voting Instructions Card on or about March 21, 2011.  At the special meeting (the “Special Meeting”), shareholders of the Fund will be asked to approve the Plan of Liquidation and Dissolution of the Fund, providing for the liquidation and dissolution of the Fund (the “Proposal”).  Finally, the Special Meeting is being held to transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) thereof in the discretion of the proxies or their substitutes.

Why did you send me this booklet?

Shares of the Fund are not offered directly to the public but are sold only to insurance companies and their separate accounts as the underlying investment medium for owners of variable annuity contracts and variable life insurance policies.  As such, First Security Benefit Life Insurance and Annuity Company of New York, Jefferson National Life Insurance Company, Nationwide Life Insurance Company and Security Benefit Life Insurance Company (collectively, the “Insurance Companies”) are the only shareholders of record of the Fund.  Rydex Variable Trust is soliciting voting instructions from variable annuity contract holders invested in the Fund in connection with the proposal.  As such and for ease of reference, throughout the proxy statement, variable annuity contract holders and life insurance policy owners may be referred to as “shareholders” of the Fund.

You have received this Proxy Statement because you have a variable annuity contract issued by of one of the Insurance Companies and you are invested in the Fund. As such, you have the right to give voting instructions on shares of the Fund that are attributable to your variable annuity contract, if your voting instructions are properly submitted and received prior to the Special Meeting.

This booklet also includes certain information about Northern Lights Variable Trust JNF Money Market Portfolio, NVIT Money Market Fund (Class II), Rydex Variable Trust U.S. Government Money Market Fund and SBL Fund Series C (Money Market), as provided in Appendix A.  If the Proposal is approved by shareholders of the Fund and you have not elected to move your contract value to a new investment option prior to the liquidation of the Fund, upon the liquidation of the Fund, your contract value will be reinvested in either Rydex Variable Trust U.S. Government Money Market Fund or SBL Fund Series C (Money Market) if you have a variable annuity issued by First Security Benefit Life Insurance and Annuity Company of New York; Northern Lights Variable Trust JNF Money Market Portfolio if you have a variable annuity issued by Jefferson National Life Insurance Company; NVIT Money Market Fund (Class II) if you have a variable annuity issued by Nationwide Life Insurance Company; or Rydex Variable Trust U.S. Government Money Market Fund or SBL Fund Series C (Money Market) if you have a variable annuity issued by Security Benefit Life Insurance Company.  Please see “How are the proposed liquidation plan and related transactions to be effected if the Fund’s shareholders approve the Proposal?” below for more information.

Who is asking for my vote?

The Board is soliciting your vote for a special meeting of the Fund’s shareholders.

Who is eligible to vote?

Shareholders holding an investment in shares of the Fund as of the close of business on February 25, 2011 (the “Record Date”) are eligible to vote or instruct their Insurance Company as to how to vote their shares.

As of the Record Date, no person owned beneficially more than 5% of any class of the Fund, except as set forth in Appendix B.  To the best of the Trust’s knowledge, as of the Record Date, the officers and Trustees beneficially owned, as a group, less than 1% of any class of the Portfolio.

How do I vote?

Shares of the Fund are sold to Insurance Companies and their separate accounts and are used as investment options under variable annuity contracts and life insurance policies (“Variable Contracts”).  Variable Contract holders who select the Fund for investment through a Variable Contract have a beneficial interest in the Fund, but do not invest directly in or hold shares of the Fund.  An Insurance Company that uses the Fund as a funding vehicle, is, in most cases, the legal shareholder of the Fund and, as such, has sole voting power with respect to the shares, but generally will pass through any voting rights to Variable Contract holders.  Therefore, for separate accounts that are registered with the SEC, an Insurance Company will request voting instructions from the Variable Contract holder and will vote shares or other interests in the separate account as directed by the Variable Contract holder.  In the event that any Variable Contract holders fail to provide voting instructions with respect to separate accounts registered with the SEC, the Insurance Company will vote the shares attributable to those Variable Contract holders for, against, or abstain, in the same proportion as the shares for which voting instructions were received from Variable Contract holders investing through the same separate account, even if only a small number of Variable Contract holders provide voting instructions.  The effect of proportional voting is that if a large number of Variable Contract holders fail to give voting instructions, a small number of Variable Contract holders may determine the outcome of the vote.

Variable Contract holders permitted to give instructions to an Insurance Company and the number of shares for which such instructions may be given for purposes of voting at the Special Meeting, and any adjournment or postponement thereof, will be determined as of the Record Date.  In connection with the solicitation of such instructions from Variable Contract holders, it is expected that the respective Insurance Companies will furnish a copy of this Proxy Statement to Variable Contract holders.

If a shareholder wishes to participate in the Special Meeting, he or she may submit the Voting Instructions Card originally sent with the Proxy Statement or attend the Special Meeting in person.  All persons entitled to direct the voting of shares, whether they are Variable Contract holders or Insurance Companies are described as shareholders for purposes of this Proxy Statement. Shareholders can vote in one of four ways:
•	By mail with the enclosed proxy card – be sure to sign, date and return it in the enclosed postage-paid envelope,
•	Through the web site listed in the proxy voting instructions,
•	By telephone using the toll-free number listed in the proxy voting instructions, or
•	In person at the shareholder meeting on April 11, 2011.

When and where will the Special Meeting be held?

The Special Meeting is scheduled to be held at the offices of Rydex Investments,  805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850 on April 11, 2011 at 1:00 p.m., Eastern Time,, and, if the Special Meeting is adjourned or postponed, at any adjournment(s) or postponement(s) of the Special Meeting.

How can I obtain more information about the Fund?

Additional information about the Fund is available in its prospectus, statement of additional information, semi-annual report, and annual report to shareholders.  Copies of the Fund’s annual and semi-annual reports have previously been mailed to shareholders.  This Proxy Statement should be read in conjunction with the annual and semi-annual reports.  You can obtain copies of those reports, without charge, by writing to Rydex Variable Trust, at  805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, or by calling 888.820.0888.

How does the Board recommend that I vote?

The Board recommends that shareholders vote “FOR” the Proposal.

THE PROPOSAL

APPROVAL OF THE PLAN OF LIQUIDATION AND DISSOLUTION OF
INTERNATIONAL LONG SHORT SELECT FUND

What is the Proposal?

At a regular meeting of the Board held February 23, 2011, the Board, including those trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), unanimously approved the proposed Plan of Liquidation and Dissolution for the International Long Short Select Fund (the “liquidation plan”) and directed that the liquidation plan be submitted to the Fund’s shareholders for approval.  A copy of the form of the liquidation plan, which provides for the complete liquidation of all assets of the Fund, is attached to this Proxy Statement as Appendix C.

What are the reasons for the proposed liquidation and dissolution of the Fund?
The Fund commenced operations on March 27, 2008 and is an insurance-dedicated fund that is offered through Variable Contracts issued by insurance companies.

Since inception, the Fund has been less popular with the public than originally anticipated. Sales have been weak, and the insurance companies do not anticipate any future prospects for gathering substantial assets for the Fund.  To illustrate, as of December 31, 2010, the Fund’s assets under management were only $4,715,768.00.

Considering that the asset size of the Fund is small, Management does not anticipate that the Fund will be able to attract sufficient additional assets in the foreseeable future to maintain viability nor does Management anticipate offering the Fund through new insurance or retirement products.  Furthermore, Management determined that maintaining the Fund at its current asset levels would not be beneficial in the long-term to shareholders.  For example, the small asset base of the Fund makes it difficult for the Fund to take large positions in potentially attractive investment opportunities.  Consequently, Management determined that action should be taken to address the small asset size of the Fund.

In evaluating alternatives for the Fund, Management considered reorganization and liquidation options for the Fund.  Management analyzed a possible merger of the Fund with other funds in the Rydex Funds complex, and concluded that due to the costs associated with a fund reorganization, which would be borne by both Management and shareholders of the Fund, a fund merger was not an appropriate option.  Accordingly, Management recommended and the Board agreed that liquidation and dissolution of the Fund represents the most favorable course of action.

How are the proposed liquidation plan and related transactions to be effected if the Fund’s shareholders approve the Proposal?

If the liquidation plan is approved by the Fund’s shareholders, the liquidation plan will be effective on or about April 11, 2011 (“Effective Date”).  As soon as practicable, but in no event later than April 25, 2011 (the “Liquidation Date”), the Fund will be liquidated in accordance with the terms of its liquidation plan.  All portfolio securities of the Fund not already converted to cash or cash equivalents will be converted to cash or cash equivalents.

Between the Effective Date and the Liquidation Date (the “Liquidation Period”), the Fund will pay, discharge, or otherwise provide for the payment or discharge of, any and all its liabilities and obligations of the Fund.  If the Fund is unable to pay, discharge or otherwise provide for any of its liabilities during its Liquidation Period, the Fund may: (i) retain cash or cash equivalents in an amount that it estimates is necessary to discharge any unpaid liabilities and obligations of the Fund on the Fund’s books as of the Liquidation Date; and (ii) pay such contingent liabilities as the Board shall reasonably deem to exist against the assets of the Fund on the Fund’s books.

On the Liquidation Date, the Fund’s assets will be distributed ratably among its shareholders of record in one or more cash payments which will immediately be reinvested in Northern Lights Variable Trust JNF Money Market Portfolio, NVIT Money Market Fund (Class II), Rydex Variable Trust U.S. Government Money Market Fund and SBL

Fund Series C (Money Market) as applicable.  The proportionate interests of shareholders in the assets of the Fund shall be fixed on the basis of their respective shareholdings at the close of business on the Liquidation Date and subsequently, the Fund’s books will be closed and subject to applicable law, the shareholders’ respective interests in the Fund will not be transferable or redeemable.  The first distribution of the Fund’s assets is expected to consist of cash representing substantially all the assets of the Fund, less the amount reserved to pay creditors of the Fund, if any.

As discussed above, the Fund is only available as an investment option for Variable Contracts issued by insurance companies and to the trustees and custodians of certain Qualified Plans. Prior to the proposed liquidation, Variable Contract holders will be provided an opportunity to transfer their assets to the other portfolios available under their Variable Contracts.  In the event that shareholders approve the liquidation plan of the Fund and you have not elected to move your contract value to a new investment option prior to the Fund’s Liquidation Date, upon the liquidation of the Fund, your contract value will be reinvested in a default investment option as follows:

•
 If you are a participant in a registered group annuity contract or you hold an individual variable annuity contract issued by First Security Benefit Life Insurance and Annuity Company of New York, your contract value will be reinvested in Rydex Variable Trust U.S. Government Money Market Fund or SBL Fund Series C (Money Market), depending upon the investment options available to you under your Variable Contract;

·
                  If you are a participant in a registered group annuity contract or you hold an individual variable annuity contract issued by Jefferson National Life Insurance Company, your contract value will be reinvested in Northern Lights Variable Trust JNF Money Market Portfolio;

·
                  If you are a participant in a registered group annuity contract or you hold an individual annuity contract issued by Nationwide Life Insurance Company, your contract value will be reinvested in NVIT Money Market Fund (Class II);

·
                  If you are a participant in a registered group annuity contract or you hold an individual annuity contract issued by Security Benefit Life Insurance Company, your contract value will be reinvested in Rydex Variable Trust U.S. Government Money Market Fund or SBL Fund Series C (Money Market), depending upon the investment options available to you under your Variable Contract.

A summary of each default investment option’s investment objective, investment strategy, risks, and expenses is included in Appendix A.  Shareholders should read this information and each default investment option’s prospectus carefully before deciding to take advantage of the default investment options as some of the funds may have higher fees and expenses and different risks than others.

After the liquidation of the Fund, you will be provided a notice about this reinvestment and will be informed that you may request transfers of your contract value out of any of these funds pursuant to the terms under your Variable Contract .

Variable Contract holders may have other portfolio options through their variable annuity and life insurance platforms.  If you are a Variable Contract holder whose Variable Contract includes the Fund as an investment option, please consult the current prospectus for your Variable Contract or call 1-800-888-2461 if you are a First Security Benefit Life Insurance and Annuity Company of New York Contract holder, 1-866-667-0561 if you are Jefferson National Variable Contract holder,  1-800-848-6331 if you are a Nationwide Life Insurance Company variable annuity contract holder, or 1-800-888-2461 if you are a Security Benefit Life Insurance Company Variable Contract holder for more information on other investment options available to you and instructions on how to transfer your contract value.

With respect to Variable Contract holders, after consulting with the Insurance Company that issued the pertinent Variable Contracts, Management has advised that the liquidation of the Fund will not alter a Variable Contract holder’s rights or the obligations of the Insurance Company to that Variable Contract holder, in particular, the liquidation will not affect a Variable Contract holder’s right to transfer contract values among and between other investment options offered under their Variable Contracts.  A Variable Contract holder would be able to transfer contract values out of any sub-account invested in the Fund free of any charges at any time.  In connection with the liquidation of the Fund, any such transfer out of the Fund or any of the default investment options described above within a period beginning 60 days before, and ending 60 days after, the Liquidation Date will not be counted for the purposes of applying any excessive trading policies.  In addition, if the liquidation plan is adopted, Variable Contract holders will continue to have the same rights they previously had to withdraw contract values allocated to the Fund under their Variable Contracts.  Withdrawal of contract value may involve other charges (e.g., surrender charges) and other adverse consequences under the terms of the Variable Contracts, and Variable Contract holders should consult the prospectus for their Variable Contract.

Information About Northern Lights Variable Trust JNF Money Market Portfolio, NVIT Money Market Fund (Class II), Rydex Variable Trust U.S. Government Money Market Fund and SBL Fund Series C (Money Market)

Appendix A contains certain information about Northern Lights Variable Trust JNF Money Market Portfolio , NVIT Money Market Fund (Class II), Rydex Variable Trust U.S. Government Money Market Fund and SBL Fund Series C (Money Market), including a table comparing current operating expenses between the Fund and these funds.  This information is summary in nature, and you should consult the prospectuses for Northern Lights Variable Trust JNF Money Market Portfolio, NVIT Money Market Fund (Class II), Rydex Variable Trust U.S. Government Money Market Fund or SBL Fund Series C (Money Market) for more complete information about these funds.  In connection with the liquidation of the Fund, you will receive a prospectus of Northern Lights Variable Trust JNF Money Market Portfolio, NVIT Money Market Fund (Class II), Rydex Variable Trust U.S. Government Money Market Fund or SBL Fund Series C (Money Market) if your contract value is reinvested in any of these funds, as applicable.  There is no assurance that Northern Lights Variable Trust JNF Money Market Portfolio, NVIT Money Market Fund (Class II), Rydex Variable Trust U.S. Government Money Market Fund or SBL Fund Series C (Money Market) will perform as expected or achieve its investment objective.

More detailed information about Northern Lights Variable Trust JNF Money Market Portfolio, NVIT Money Market Fund (Class II), Rydex Variable Trust U.S. Government Money Market Fund and SBL Fund Series C (Money Market) is available in each corresponding fund’s prospectus, statement of additional information, semi-annual report, and annual report to shareholders.  The copies of each fund’s prospectus, statement of additional information, and semi-annual and annual reports can be obtained, without charge, by writing to your insurance carrier at the following addresses:

First Security Benefit Life Insurance and
Annuity Company of New York
PO Box 750497
Topeka, KS  66675-0491

Jefferson National Life Insurance
9920 Corporate Campus Dr.
Suite 1000
Louisville, KY  40223

Nationwide World Headquarters
One Nationwide Plaza RR1-04-F4
Columbus, OH 43215–2220

Rydex Variable Trust
 805 King Farm Boulevard, Suite 600
Rockville, MD  20850

Security Benefit Life Insurance Company
One Security Benefit Place
Topeka, KS 66636

Are there any Federal income tax consequences?

Liquidation of the Fund will not result in tax implications for the Fund or the Variable Contract holders because the Fund is held in variable annuity products.  However, withdrawals of contract value from a Variable Contract may have adverse tax consequences, and you should consult your tax adviser before making such withdrawals.

Who pays the costs of the Fund’s liquidations?

Security Investors, LLC, located at One Security Benefit Place, Topeka, KS  66636-0001 (“SI” or the “Advisor”), the Fund’s investment adviser, or an affiliate, will bear the costs of the Fund’s liquidation including the expense of soliciting the Fund’s shareholders for approval of the Fund’s liquidation plan.  However, the Fund will bear the transaction costs (i.e., commissions) associated with the liquidation of the Fund’s securities.

What is the required vote?

Approval of the Proposal by the Fund’s shareholders requires an affirmative vote of a majority of the votes cast that are entitled to vote on this proposal.

What happens if the Fund’s shareholders do not approve the Proposal?

If the Fund’s shareholders do not approve the Proposal, the Portfolio will continue to be managed in accordance with its current investment objective and policies, and the Board will determine what action, if any, should be taken.

What is the recommendation of the Board?

Based upon its review, the Board has determined that the Proposal is in the best interests of the Fund and its shareholders.  In making this determination, the Board took into account materials presented to the Board in advance of its decision, including a memorandum from Management discussing Management’s rationale for proposing the liquidation plan of the Fund.  In particular, the Board considered the fact that Management did not anticipate any future prospects for increasing the Fund’s assets under management and did not believe that continuing to manage the Fund at its current asset levels would be beneficial to the Fund or its shareholders.  The Board also considered Management’s recommendation to not reorganize the Fund into another existing Rydex Fund because of the lack of a suitable Rydex Fund with a complementary investment objective and strategy and the potential cost of a reorganization in comparison to the relatively low level of assets under management that the Fund would contribute to the existing Rydex Fund in such a reorganization.  The Board further considered the regulatory constraints involved in the reorganization of a variable fund, including the time needed to seek and obtain exemptive relief to carry out a reorganization of the Fund were a complementary Rydex Fund to be identified.  After consideration of these materials and factors and information it considered relevant, the Board, including all of the Independent Trustees, approved the Proposal and voted to recommend its approval to shareholders of the Fund .  The Board is recommending that shareholders vote “FOR” the Proposal to approve the liquidation plan of the Fund.

ADDITIONAL INFORMATION

Certain of The Fund’s Service Providers

Principal Underwriter. Rydex Distributors, LLC (the “Distributor”), located at  805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, serves as the distributor and principal underwriter for shares of the Trust and the Fund under the general supervision and control of the Board and the officers of the Trust andpursuant to a distribution agreement adopted by the Trust (the “Distribution Agreement”).  The Distributor is a subsidiary of Security Benefit Corporation (“Security Benefit”) and an affiliate of the Advisor.

The Administrator. Rydex Fund Services, LLC (the “Administrator”),  805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, serves as the administrator, transfer agent, and accounting services agent for the Trust, and the Fund, subject to the general supervision and control of the Board and the officers of the Trust, pursuant to a administration agreement between the Trust and the Administrator (the “Administration Agreement”).  The Administrator is a subsidiary of Security Benefit and an affiliate of the Advisor.

Voting Information

Proxy Solicitation. The principal solicitation of proxies will be by the mailing of this proxy statement on or about March 21, 2011, but proxies may also be solicited by telephone and/or in person by representatives of the Trust, regular employees of SI, the Advisor, their affiliate(s), or The Altman Group, a private proxy services firm.  If we have not received your vote as the date of the Special Meeting approaches, you may receive a call from these parties to ask for your vote.  Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals.

The costs of the Special Meeting, including the costs of retaining The Altman Group, preparation and mailing of the notice, proxy statement and proxy, and the solicitation of proxies, including reimbursement to broker-dealers and others who forwarded proxy materials to their clients, will be borne by the Advisor and/or its affiliates.  The estimated cost of retaining The Altman Group is approximately $9,040.00.

Shareholder Voting. Shareholders of the Fund who own shares at the close of business on February 25, 2011 (the “Record Date”) will be entitled to notice of, and to vote at, the Special Meeting.  Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. The number of shares of the Fund as to which voting instructions may be given to the Trust is determined by dividing the amount of the shareholder's variable annuity or life insurance policy value attributable to the Fund on the Record Date by the net asset value per share of the Fund as of the same date. As of the Record Date, there were issued and outstanding [xxx] shares of the Fund, representing the same number of votes.  The Insurance Companies who are known to have owned beneficially 5% or more of the Fund’s outstanding shares as of the Record Date are listed in Appendix B.  As of the Record Date, the Trustees and officers, as a group, owned less than 1.00% of the outstanding shares of the Fund.  As of the Record Date, there were no persons who were known to control the Fund.

An Insurance Company that uses shares of the Fund as funding media for its Variable Contracts will vote shares of the Fund held by its Separate Accounts in accordance with the instructions received from shareholders.  An Insurance Company also will vote shares of the Fund held in such Separate Account for which it has not received timely instructions in the same proportion as it votes shares so held for which it has received instructions even in instances where a broker would be prevented from exercising discretion.  “Broker non-votes,” therefore, will be voted by each Insurance Company just as any other shares for which the Insurance Company does not receive voting instructions. As a result, a small number of shareholders could determine the outcome of the vote if other shareholders fail to vote. An Insurance Company whose Separate Account invests in the Fund will vote shares held by its general account and its subsidiaries in the same proportion as other votes cast by its Separate Account in the aggregate.

More than 50% of the Fund’s shares, represented in person or by proxy, will constitute a quorum for the Special Meeting and must be present for the transaction of business at the Special Meeting.  Only proxies that are voted by an Insurance Company or abstentions will be counted toward establishing a quorum.  In the event that a quorum is not present at the Special Meeting, or a quorum is present but sufficient votes to approve Proposal 1 are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of the Fund shares represented at the Special Meeting in person or by proxy (excluding abstentions).  The persons named as proxies will vote those proxies that they are entitled to vote FOR Proposal 1 in favor of an adjournment of the Special Meeting, and will vote those proxies required to be voted AGAINST Proposal 1 against such adjournment.  A shareholder vote may be taken on any proposal prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.  As a practical matter, because the Insurance Companies own more than 50% of the Fund’s shares and each Insurance Company is expected to be present at the Special Meeting, in person or by proxy, it is likely that there will be a quorum at the Special Meeting.

The person(s) named as proxies on the enclosed proxy card will vote in accordance with your directions, if your proxy is received properly executed.  If we receive your proxy, and it is executed properly, but you give no voting instructions with respect to any proposal, your shares will be voted FOR Proposal 1.  The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Special Meeting.

In order that your shares may be represented at the Special Meeting, you are requested to vote your shares by mail, the Internet or by telephone by following the enclosed instructions.  If you vote by telephone or Internet, please do not return your proxy card, unless you later elect to change your vote. You may revoke your proxy: (a) at any time prior to its exercise by written notice of its revocation to the secretary of the Fund prior to the Special Meeting; (b) by the subsequent execution and return of another proxy prior to the Special Meeting; or (c) by being present and voting in person at the Special Meeting and giving oral notice of revocation to the chairman of the Special Meeting. However, attendance in-person at the Special Meeting, by itself, will not revoke a previously-tendered proxy.

Required Vote. Approval of Proposal 1 requires the vote of a “majority of the outstanding voting securities” of the Fund, which means the vote of 67% or more of the shares that are present at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the Fund’s outstanding shares, whichever is less.  Accordingly, assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote on Proposal 1.

Shareholders Sharing the Same Address. As permitted by law, only one copy of this proxy statement may be delivered to shareholders residing at the same address, unless such shareholders have notified the Fund of their desire to receive multiple copies of the shareholder reports and proxy statements that the Fund sends.  If you would like to receive an additional copy, please contact the Fund by writing to the Fund’s address, or by calling the telephone number shown on the front page of this proxy statement.  The Fund will then promptly deliver, upon request, a separate copy of the proxy statement to any shareholder residing at an address to which only one copy was mailed.  Shareholders wishing to receive separate copies of the Fund’s shareholder reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

Shareholder Proposals

As a general matter, the Trust does not hold annual meetings of shareholders.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposal to the Secretary of the Trust,  805 King Farm Boulevard, Suite 600, Rockville, MD  20850.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting.  Timely submission of a proposal does not, however, necessarily mean that the proposal will be included.  Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

To ensure the presence of a quorum at the Special Meeting, prompt execution and return of the enclosed proxy is requested.  A self-addressed, postage-paid envelope is enclosed for your convenience.

By Order of the Board of Trustees,

/s/ Richard M. Goldman
Richard M. Goldman
President

LIST OF APPENDICES

Appendix A:
Summary Information of Northern Lights Variable Trust JNF Money Market Portfolio, NVIT Money Market Fund (Class II), Rydex Variable Trust U.S. Government Money Market Fund and SBL Fund Series C (Money Market)

Appendix B:	Beneficial and Record Owners
Appendix C:	Plan of Liquidation and Dissolution of Series

APPENDIX A

SUMMARY INFORMATION OF
NORTHERN LIGHTS VARIABLE TRUST JNF MONEY MARKET PORTFOLIO
NVIT MONEY MARKET FUND (CLASS II)
RYDEX VARIABLE TRUST U.S. GOVERNMENT MONEY MARKET FUND
SBL FUND SERIES C (MONEY MARKET)

The following information is extracted from the May 1, 2010 prospectus of International Long Short Select Fund, a series of Rydex Variable Trust; May 1, 2010 prospectus of JNF Money Market Portfolio, a series of Northern Lights Variable Trust; the May 1, 2010 prospectus of NVIT Money Market Fund (Class II), a series of Nationwide Variable Insurance Trust; the May 1, 2010 prospectus of Rydex Variable Trust U.S. Government Money Market Fund, a series of Rydex Variable Trust and the May 1, 2010 prospectus of Series C (Money Market), a series of SBL Fund.  Variable Contract holders should review the prospectuses of Northern Lights Variable Trust JNF Money Market Portfolio, NVIT Money Market Fund (Class II), Rydex Variable Trust U.S. Government Money Market Fund and SBL Fund Series C (Money Market) carefully before making any investment decisions with respect to these funds.

Annual Portfolio Operating Expenses (% of average daily net assets)
	International Long Short Select Fund (1)	JNF Money Market Portfolio (2)	NVIT Money Market Fund (Class II)	Rydex Variable Trust U.S. Government Money Market Fund	SBL Fund Series C (Money Market)
Management Fees	0.90%	0.15%	0.38%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	n/a	0.00%	0.25%	n/a	n/a
Other Expenses	3.17%	0.56%	0.24%	0.78%	0.17%
Acquired Fund Fees and Expenses			0.02%
Total Expenses	4.07%	0.71%	0.89%	1.28%	0.67%
Less: Expense Waiver/Reimbursement	n/a	(0.02%)	n/a	n/a	n/a
Net Expenses	4.07%	0.69%	0.89%	1.28%	0.67%

(1)  Effective June 8, 2010, International Long Short Select Fund’s principal investment strategy changed, and the fees and expenses shown are based on estimated amounts for the current fiscal year.  “Total Other Expenses” reflect estimated short dividend expense, short interest expense and remaining other expenses as a result of the investment strategy change.

(2) The “Other Expenses” for JNF Money Market Portfolio include custodian, administration, transfer agency and other customary fund expenses, and are based on amounts incurred during the Portfolio’s most recently completed fiscal year.

The adviser for JNF Money Market Portfolio has contractually agreed to waive its investment advisory fees and/or reimburse the portfolio at least until April 30, 2011.

Northern Lights Variable Trust JNF Money Market Portfolio

Investment Objective
The Money Market Portfolio seeks to provide as high a level of current income as is consistent with preservation of capital and daily liquidity.

Strategy
The Portfolio seeks to achieve its investment objective by investing at least 97% of its total assets in a diversified portfolio of money market securities that are in the highest rating category for short-term obligations. The Portfolio also may invest up to 3% of its total assets in money market securities that are in the second-highest rating category for short-term obligations. The Portfolio may only invest in U.S. dollar-denominated securities that mature in 397 days or fewer from the date of purchase. The dollar-weighted average portfolio maturity of the Portfolio may not exceed 60 days. The Portfolio attempts to maintain a stable net asset value of $1.00 per share, although there is no assurance that it will be successful in doing so.

The sub-adviser considers interest rates, currency exchange rates and the economy, analyzes credit and call risks, and uses other security selection techniques when selecting Portfolio securities. The proportion of the Portfolio’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on the sub-adviser’s outlook for the U.S. and foreign economies, the financial markets and other factors. The sub-adviser focuses on securities that offer safety, liquidity, and a competitive yield. The sub-adviser conducts a credit analysis of each potential issuer prior to the purchase of its securities.

The Portfolio may invest in the following: obligations of the U.S. Government (including its agencies and government-sponsored enterprises); short-term corporate debt securities of domestic and foreign corporations; obligations of domestic and foreign commercial banks, savings banks, and savings and loan associations; and commercial paper. The Portfolio’s investments in the types of securities described in this prospectus vary from time to time, and at any time, the Portfolio may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the Portfolio are applied at the time of purchase. The Portfolio’s investments will comply with applicable rules governing the quality, maturity and diversification of securities held by money market funds.

The sub-adviser typically sells a security when it reaches its appreciation potential, it no longer meets the sub-adviser’s investment criteria, it has deteriorating fundamentals, or when more attractive investment opportunities are available.
Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Portfolio. Many factors affect the Portfolio’s net asset value and performance.

Credit Risk. An issuer of a security, or the counterparty to a contract, may default or otherwise be unable to honor a financial obligation. Securities rated below-investment grade are especially susceptible to this risk.

Foreign Risk. Foreign issuers may be subject to political and economic instability, the imposition or tightening of exchange controls or other limitations on repatriation of capital. In addition, there may be changes in foreign governmental attitudes towards private investment, possibly leading to nationalization, increased taxation or confiscation of investors’ assets.

Inflation-Indexed Securities Risk. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities, including Treasury Inflation-Protected Securities, decline in value when real interest rates rise.

Interest Rates and Bond Maturities Risk. Interest rate changes may adversely affect the market value of an investment. Fixed-income securities typically decline in value when interest rate rise. Bonds with longer maturities will be more affected by interest rate changes than intermediate-term bonds.

Management Risk. The sub-adviser’s investment techniques may be unsuccessful and cause the Portfolio to incur losses.

Market Risk. The market value of the Portfolio’s investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy or may affect the market as a whole.

Municipal Bond Risk. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

U.S. Government Obligations Risk. The Portfolio may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities. These securities may be backed by the credit of the government as a whole or only by the issuing agency. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Fees and Expenses
The following table describes the annual operating expenses that you indirectly pay if you invest in the Portfolio through your retirement plan or if you allocate your insurance contract premiums or payments to the Portfolio. However, each insurance contract and separate account involves fees and expenses that are not described in this Prospectus. If the fees and expenses of your insurance contract or separate account were included in this table, your overall expenses would be higher. You should review the insurance contract prospectus for a complete description of fees and expenses.

Annual fund operating expenses are paid out of the Portfolio’s assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.

Annual Fund Operating Expenses (expenses that are deducted from total Portfolio assets)
Management Fees	0.15%
12b-1 Fees	0.00%
Other Fees(1)	0.56%
Total Expenses	0.71%
Less: Expense Waiver/Reimbursement	(0.02%)
Net Expenses(2)	0.69%

(1) These expenses include custodian, administration, transfer agency and other customary fund expenses, and are based on amounts incurred during each Portfolio’s most recently completed fiscal year.

(2) The adviser for JNF Money Market Portfolio has contractually agreed to waive its investment advisory fees and/or reimburse the portfolio at least until April 30, 2011.

NVIT Money Market Fund (Class II)

OBJECTIVE
The Fund seeks as high a level of current income as is consistent with preserving capital and maintaining liquidity. The Fund is a money market fund that seeks to maintain a stable net asset value of $1.00 per share.

PRINCIPAL STRATEGIES
The Fund invests primarily in a portfolio of high-quality, fixed income securities that mature in 397 days or less. These securities are issued by banks, corporations and the U.S. government, and may include asset-backed securities as well as obligations of states, municipalities and foreign governments. The Fund may purchase foreign money market securities, although all obligations held by the Fund must be denominated in U.S. dollars. The Fund may invest in floating and variable-rate obligations and may enter into repurchase agreements. Prior to June 30, 2010, the Fund will maintain a dollar-weighted average maturity of no more than 90 days. Beginning June 30, 2010, the Fund will maintain a dollar-weighted average maturity of no more than 60 days, and a weighted average life of no more than 120 days. Because the Fund invests in short-term securities, the Fund’s subadviser generally sells securities only to meet liquidity needs, to maintain target allocations or to take advantage of more favorable opportunities.

PRINCIPAL RISKS
Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance
Corporation (FDIC) or any other government agency. While the Fund seeks to preserve capital, there can be no guarantee that the Fund will meet its objective or be able to maintain a fixed net asset value of $1.00 per share; therefore, you could lose money. In order to maintain a constant net asset value of $1.00 per share, the Fund may reduce the number of shares held by its shareholders.

There is no guarantee that the Fund will provide a certain level of income or that any such income will stay ahead of inflation. Further, the Fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. A low interest rate environment may prevent the Fund from providing a positive yield, or paying Fund expenses out of current income could impair the Fund’s ability to maintain a stable net asset value.

Other risks of investing in the Fund include:

Interest rate risk – generally, when interest rates go up, the value of fixed-income securities goes down.

Credit risk – an issuer may be unable to pay the interest or principal when due.

Liquidity risk – is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price.

Asset-backed securities risk – the credit quality of most asset backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.

Repurchase agreements risk – exposes the Fund to the risk that the party that sells the securities to the Fund may default on its obligation to repurchase them.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

If the value of the Fund’s investments goes down, you may lose money.

FEES AND EXPENSES
The following table describes the fees and expenses that you may pay when buying and holding shares of the
Fund. The fees and expenses do not include sales charges and other expenses that may be imposed by variable insurance contracts. If these amounts were reflected, the fees and expenses would be higher than shown. Such sales charges and other expenses are described in the variable insurance contract’s prospectus.

Shareholder Fees (paid directly from your investment)	N/A
Annual Fund Operating Expenses (deducted from Fund assets)
Management Fees	0.38%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.24%
Acquired Fund Fees and Expenses	0.02%
TOTAL ANNUAL FUND OPERATING EXPENSES (before Fee Waivers/Expense Reimbursements)	0.89%
Amount of Fee Waiver/Expense Reimbursement	N/A
TOTAL ANNUAL FUND OPERATING EXPENSES (after Fee Waivers/Expense Reimbursements)	0.89%

Rydex Variable Trust U.S. Government Money Market Fund

OBJECTIVE

The Fund seeks to provide security of principal, high current income, and liquidity.

PRINCIPAL INVESTMENT STRATEGY

The U.S. Government Money Market Fund invests primarily in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and enters into repurchase agreements fully collateralized by U.S. Government securities.  The Fund may also invest in 2a-7 eligible securities, including, but not limited to Eurodollar Time Deposits, securities issued by the International Bank for Reconstruction and Development (the World Bank), and high-quality commercial paper certificates of deposit and short-term corporate bonds. The Fund operates under U.S. Securities and Exchange Commission rules, which impose certain liquidity, maturity and diversification requirements on all money market funds. All securities purchased by the Fund must have remaining maturities of 397 days or less, and must be found by the Advisor to represent minimal credit risk and be of eligible quality.

Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities issued by the U.S. government..

PRINCIPAL RISKS

The U.S. Government Money Market Fund is subject to a number of risks that may affect the value of its shares, including:

• Interest Rate Risk

• Stable Price Per Share Risk

• Credit Risk

• Income Risk

INTEREST RATE RISK – The market value of fixed income investments, and financial instruments will change in response to interest rate changes. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline.

STABLE PRICE PER SHARE RISK – The U.S. Government Money Market Fund is subject to Stable Price Per Share Risk. The U.S. Government Money Market Fund’s assets are valued using the amortized cost method, which enables the U.S. Government Money Market Fund to maintain a stable price of $1.00 per share. Although the U.S. Government Money Market Fund is managed to maintain a stable price per share of $1.00, there is no guarantee that the price will be constantly maintained, and it is possible to lose money. The U.S. Government Money Market Fund is not a bank deposit and is not federally insured or guaranteed by any government agency or guaranteed to achieve its objective.

CREDIT RISK – Credit risk is the risk that the Fund could lose money if the issuer or guarantor of a debt instrument becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations.

INCOME RISK – Income Risk involves the potential for decline in the Fund’s yield (the rate of dividends the Fund or the underlying fund pays) in the event of declining interest rates.

FUND FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Funds. Owners of variable annuity and insurance contracts that invest in the funds should refer to the variable insurance contract prospectus for a description of fees and expenses, as the tables and examples do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If the tables and examples were to reflect the deduction of insurance charges, fees and expenses would be higher.

Annual Fund Operating Expenses (deducted from Fund assets)
Management Fees	0.50%
Distribution and/or Service (12b-1) Fees	N/A
Other Expenses (1)	0.78%
TOTAL ANNUAL FUND OPERATING EXPENSES (before Fee Waivers/Expense Reimbursements)	1.28%
Amount of Fee Waiver/Expense Reimbursement	N/A
TOTAL ANNUAL FUND OPERATING EXPENSES (after Fee Waivers/Expense Reimbursements)	1.22%

SBL Fund Series C (Money Market)

INVESTMENT OBJECTIVE

Series C seeks as high a level of current income as is consistent with preservation of capital by investing in money market securities with varying maturities.

PRINCIPAL INVESTMENT STRATEGIES

Series C pursues its objective by investing in a diversified and liquid portfolio of high-quality money market instruments, which may include restricted securities as discussed under “Principal Risks.” Generally, the Series is required to invest its assets in the securities of issuers with the highest short-term credit rating, and it may not invest more than 3% of its assets in securities with the second-highest short-term credit rating. The Series is not designed to maintain a constant net asset value of $1.00 per share and it may not maintain a positive yield, and it is possible to lose money by investing in the Series. The Series is subject to certain portfolio quality requirements and portfolio maturity, diversification and liquidity requirements under the federal securities laws, including the following:

•	Maintain a dollar-weighted average portfolio maturity of 60 calendar days or less and a dollar-weighted average life to maturity of 120 calendar days or less

•	Invest only in high-quality, dollar-denominated, short-term obligations

A money market instrument is a short-term debt instrument issued by banks or other U.S. corporations, or the U.S. government or state or local governments. Money market instruments have limited maturity dates and may include certificates of deposit, bankers’ acceptances, variable rate demand notes, fixed-term obligations, commercial paper, asset-backed commercial paper and repurchase agreements.
Security Investors, LLC (the “Investment Manager”) attempts to increase return and manage risk by (1) selecting securities that mature at regular intervals over the life of the portfolio; (2) purchasing only instruments that have received a rating from the requisite NRSRO’s in one of the two highest short-term categories or an unrated security that is of comparable quality; and (3) constantly evaluating alternative investment opportunities for diversification without additional risk.

Principal Risks — An investment in the Series is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. It is possible to lose money by investing in the Series. The principal risks of investing in the Series are listed below.
Credit Risk. The Series could lose money if the issuer of a bond is unable to repay interest and principal on time or defaults. The issuer of a bond could also suffer a decrease in quality rating, which would affect the volatility and liquidity of the bond.
Interest Rate Risk. Investments in fixed-income securities are subject to the possibility that interest rates could rise sharply, causing the value of the Series’ securities and share prices to decline. Fixed income securities with longer durations are subject to more volatility than those with shorter durations.
Liquidity Risk. Although the Series primarily invests in a diversified portfolio of high quality instruments of governmental and private issuers, the Series’ investments may become less liquid as a result of market developments or adverse investor perception.
Prepayment Risk. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, because issuers of the securities may be able to prepay the principal due on the securities, and may offer a greater potential for loss when interest rates rise.
Regulatory Risk. Regulations of money market funds are evolving. New regulations may affect negatively the Series’ performance, yield and cost.
Restricted Securities Risk. Restricted securities generally cannot be sold to the public and may involve a high degree of business and financial risk, which may result in substantial losses to the Series.

ANNUAL OPERATING EXPENSES

The table below reflects expenses that are deducted from Series assets. The table below does not reflect the fees and expenses of the variable insurance product through which shares of the Series are purchased. If such fees and expenses were reflected, the overall expenses would be higher.

Advisory fee	0.50%
Other expenses	0.17%
Total annual operating expenses	0.67%

APPENDIX B
(NEED TO COMPLETE after Record Date)

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL AND RECORD OWNERS

The following tables provide information about the persons or entities who, to the knowledge of the Fund, owned beneficially or of record 5% or more of any class of that Fund’s outstanding shares as of February 25, 2011:

Name and Address of Shareholder	Percent of Class of Shares and Type of Ownership	Percentage of Fund

APPENDIX C

INTERNATIONAL LONG SHORT SELECT FUND
PLAN OF LIQUIDATION AND DISSOLUTION OF SERIES

This Plan of Liquidation and Dissolution (the “Plan”) concerns the International Long Short Select Fund (the “Fund”), a series of Rydex Variable Trust (the “Trust”). The Trust is organized and existing as a statutory trust under the laws of the State of Delaware. The Trust is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “Act”). The Fund began operations on March 27, 2008. The Plan is intended to accomplish the complete liquidation and dissolution of the Fund in conformity with the laws of the State of Delaware, the Act, the Internal Revenue Code of 1986, as amended (the “Code”), and the Trust’s Declaration of Trust and Amended and Restated Bylaws (“Organizational Documents”). All references in this Plan to action taken by a Fund shall be deemed to refer to action taken by the Trust on behalf of the Fund.

WHEREAS, Security Investors, LLC (the “Advisor”) has recommended to the Board of Trustees of the Trust (the “Board”) that the Fund be terminated, liquidated and dissolved; and

WHEREAS, the Board has considered the impact on the Fund’s shareholders of the termination and liquidation of the Fund; and

WHEREAS, the Board has determined that the termination, liquidation and dissolution of the Fund is advisable and in the best interests of the shareholders of the Fund, and has considered and approved this Plan as the method of accomplishing such actions; and

WHEREAS, pursuant to Section 11.04(c) of the Declaration of Trust, the Board may at any time sell and convert into money all of the assets of any series of the Trust and after making reasonable provision for the payment of all such liabilities, distribute the remaining proceeds or assets of the series ratably among the shareholders of the series if a majority of the Trustees determines that the continuation of the series is not in the best interests of the series and its shareholders as a result of factors or events adversely affecting the ability of the series to conduct its business and operations in an economically viable manner.

NOW THEREFORE, the termination, liquidation and dissolution of the Fund shall be carried out in the manner set forth herein:

1. Effective Date of Plan.  This Plan shall be and become effective only upon the adoption and approval of the Plan, by the affirmative vote of a majority of Trustees of the Trust and a majority of the Fund’s shareholders. The day of such adoption and approval is hereinafter called the “Effective Date.”

2. Liquidation and Termination.  Consistent with the provisions of this Plan, the Fund shall be liquidated on or about April 25, 2011, or as promptly as practicable in accordance with its Organizational Documents and all applicable law, including but not limited to Sections 331 and 332 of the Code (the “Liquidation”, and the date on which the final liquidating distribution is made, the “Liquidation Date”).

3. Notice of Liquidation.  As soon as reasonable and practicable after the adoption of this Plan, the Fund shall provide notice to the Fund’s shareholders and other appropriate parties that this Plan has been approved by the Board and that the Fund will be liquidating its assets.

4. Cessation of Business. As soon as reasonably practicable on or after the Effective Date, the Fund shall close to new investments and shall cease its regular business as series of a registered investment company and shall not engage in any business activities except for the purposes winding up the Fund’s business and affairs, preserving the value of its assets, and distributing its respective assets to shareholders in the Fund in accordance with the provisions of this Plan after discharging or making reasonable provision for the Fund’s liabilities; provided, however, that the Fund may continue to carry on any activities necessary to maintain its status as a regulated investment company under Subchapter M of the Code.

5. Payment of Debts.  As soon as reasonable and practicable after the Effective Date, the Fund shall determine and pay in full or discharge, or make reasonable provision to pay or discharge, including by establishment of a liquidating trust, escrow or reserve on the books of the Fund or other reasonable means determined by the Fund, all claims and obligations, including, without limitation, all contingent, conditional or unmatured claims and obligations known to the Fund, all claims and obligations that are known to the Fund but for which the identity of the claimant is unknown, and all claims and obligations that have not been made known to the Trust or that have not arisen but that, based on the facts known to the Trust, are likely to arise or to become known to the Trust within 10 years after the date of dissolution (each a “Liability” and collectively, the “Liabilities”).  To the extent the Fund cannot pay or discharge a Liability prior to the Liquidation Date, then not later than the Liquidation Date the Fund may grant, assign, convey, transfer and contribute such unresolved Liability to the Liquidating Trust referred to in Section 10 below, along with such amounts of cash and other assets as the Fund shall determine might reasonably be required to resolve such unresolved Liability.

6. Liquidation of Assets.  As soon as reasonable and practicable after the Effective Date, the Advisor and sub-adviser for the Fund shall use all commercially reasonable efforts to sell all of the Fund’s portfolio assets for cash no later than April 15, 2011 and shall hold or reinvest the proceeds thereof in cash and such short-term securities as the Fund may lawfully hold or invest in.  Following the Effective Date and prior to the Liquidation Date, the Fund shall have the authority to engage in such transactions as may be appropriate to complete liquidation and dissolution, including without limitation, the authority to mortgage, pledge, sell, lease, exchange or otherwise dispose of all or any part of its other assets for cash and/or shares, bonds or other securities or property upon such terms and conditions as the Fund or the Advisor and sub-adviser (if any) shall determine, with no further approvals by the Board except as required by law.  To the extent the Fund cannot dispose of an asset prior to the Liquidation Date, including in particular any rights associated with securities class action claims of which the Fund is a class member or putative class member, the Fund shall grant, assign, convey, transfer and contribute such asset (each, a “Remaining Asset” and collectively, the “Remaining Assets”) to the Liquidating Trust referred to in Section 10 below.

7. Liquidating Distribution.  As soon as reasonable and practicable after the Fund’s assets have been reduced to cash or cash equivalents, but no later than April 25, 2011, the Fund shall distribute pro rata to the Fund’s shareholders of record as of the close of business on the Liquidation Date all of the Fund’s then existing assets in complete and full cancellation and redemption of all the outstanding shares of the Fund, except for (i) cash, bank deposits, or cash equivalent securities in an estimated amount necessary to:  (a) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date; and (b) pay such contingent liabilities as the Board shall reasonably deem to exist against the assets of the Fund on the Fund’s books, and (ii) any Remaining Assets or other assets of the Fund that are contributed to the Liquidating Trust referred to in Section 10 below.

8. Satisfaction of Federal Income and Excise Tax Distribution Requirements.   If necessary, the Fund shall, by the Liquidation Date, have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Fund’s shareholders all of the Fund’s investment company taxable income for the taxable years ending at or prior to the Liquidation Date (computed without regard to any deduction for dividends paid), and all of the Fund’s net capital gain, if any, realized in the taxable years ending at or prior to the Liquidation Date (after reduction for any capital loss carry-forward) and any additional amounts necessary to avoid any excise tax for such periods.  Alternatively, the Fund may, if eligible, treat all or any portion of the amounts to be distributed pursuant to this Section 8 as having been paid out as part of the liquidating distributions made to the Fund’s shareholders pursuant to Section 7.

9. Expenses in Connection with this Plan.  The Fund will bear the costs incurred in connection with the Liquidation, but only to the extent such costs do not exceed the Total Annual Fund Operating Expenses of the Fund, as stated in the Fund’s current prospectus, as supplemented. Any expenses and liabilities attributed to a Fund in excess of the Fund’s Total Annual Operating Expenses will be borne by Security Investors, LLC, with the exception of those expenses of the Liquidating Trust, if any, expressly assumed by the beneficial owners of the liquidating trust, as set forth in the Liquidating Trust Agreement (defined in Section 10 below).  Notwithstanding the foregoing, the Fund’s shareholders will pay their own expenses, if any, incurred in connection with the receipt of any proceeds of the Liquidation.

10. Liquidating Trust.  The Board may, if the Board in its absolute discretion deems it necessary, appropriate or desirable, establish with one or more trustees selected by the Board, a liquidating trust (the “Liquidating Trust”)

pursuant to a liquidating trust agreement (the “Liquidating Trust Agreement”), which Liquidating Trust may include one or more separate series.  Upon establishment of the Liquidating Trust, the Board shall (i) grant, assign, convey, transfer and contribute to the trustees of the Liquidating Trust all Remaining Assets of a Fund and any other assets of the Fund not yet distributed to the shareholders of the Fund, (ii) grant, assign, convey, transfer and contribute all unresolved Liabilities of the Fund to the Liquidating Trust, along with such amounts of cash and other assets as the Fund shall determine might reasonably be required to resolve such unresolved Liabilities, and (iii) distribute interests in a series of the Liquidating Trust that corresponds to the Fund, pro rata to such Fund’s shareholders of record as of the close of business on the Effective Date.

a. No distributions of any assts held by the trustees of the Liquidating Trust shall be made by such trustees other than as provided by the express terms and provisions of the Liquidating Trust Agreement, and no assets held by the trustees of the Liquidating Trust shall ever revert or be distributed to a Fund or to any shareholder thereof, as such, other than a former shareholder of record entitled thereto as provided in the Liquidating Trust Agreement.  Assets held in the Liquidating Trust shall be distributed to the beneficiaries of the Liquidating Trust at the time and under the conditions set forth in the express terms and provisions of the Liquidating Trust Agreement.

b. It is intended that each series of the Liquidating Trust will constitute a liquidating trust that is owned by the former shareholders of record of the particular Fund to which such series relates for federal income tax purposes.  Accordingly, for federal income tax purposes, it is intended that the assignment of the Remaining Assets and other assets of a Fund to the trustees of the Liquidating Trust shall, subject to the terms and conditions of the Liquidating Trust Agreement, constitute a final liquidating distribution by a Fund to its shareholders of record of their pro rata interests in such assets, followed by such shareholders’ contribution of their pro rata interests in such assts to the corresponding series of the Liquidating Trust.

11. Restriction on Transfer and Redemption of Shares.  The proportionate interests of shareholders in the assets of the Fund shall be fixed on the basis of their respective shareholdings at the close of business on the day prior to the Liquidation Date. On the Liquidation Date, the books of the Fund shall be closed. Thereafter, unless the books are reopened because the Plan cannot be carried into effect under the laws of the State of Delaware or otherwise, the shareholders’ respective interests in the Fund’s assets shall not be transferable.

12. Power of Board of Trustees.  The Board and, subject to the direction of the Board, the officers of the Trust, shall have authority to do or authorize any or all acts and things as provided for in the Plan and any and all such further acts and things as they may consider necessary or desirable to carry out the purposes of the Plan, including the execution and filing of all certificates, documents, information returns, tax returns and other papers which may be necessary or appropriate to implement the Plan. The death, resignation or disability of any trustee or any officer of the Trust shall not impair the authority of the surviving or remaining trustees or officers to exercise any of the powers provided for in the Plan.

13. Filings.  The Board hereby authorizes the appropriate parties to make any necessary or appropriate filings relating to the liquidation and/or dissolution of the Fund with the State of Delaware, the Internal Revenue Service (the “IRS”), the SEC, or with any other appropriate authority. Without limiting the generality of the foregoing, the officers of the Fund are authorized and directed to file or cause to be filed Form 966 with the Internal Revenue Service within 30 days of adoption of this Plan.

14. Amendment of Plan.  The Board shall have the authority to authorize variations from or amendments to the provisions of this Plan as may be necessary or appropriate to effect the liquidation of the Funds, the distribution of the Funds’ net assets to their shareholders in accordance with the laws of the State of Delaware, the Act, the Code, and the Fund’s Organizational Documents, and the winding up of the affairs of the Fund, if the Board determines that such action would be advisable and in the best interests of the Fund and its shareholders.  The Board may abandon this Plan at any time with respect to the Fund if it determines that abandonment would be advisable and in the best interests of the Fund and its shareholders.

Rydex Variable Trust

805 King Farm Boulevard, Suite 600
Rockville, Maryland  20850

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
April 11, 2011

The undersigned hereby appoint(s) Joanna Haigney, Nick Bonos, and Amy Lee, or any one of them, proxies, each of them with full power of substitution, to vote and act with respect to all shares of International Long Short Select Fund (the “Fund”) which the undersigned is entitled to vote at the Special Meeting of shareholders of the Fund to be held at the offices of Rydex Investments, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850 on April 11, 2011 at 1:00 p.m., Eastern Time,, and at any adjournment(s) or postponements thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.  This proxy card will be voted as instructed.  If no specification is made, the proxy card will be voted “FOR” Proposal 1.  The proxies are authorized, in their discretion, to vote upon such matters as may come before the Special Meeting or any adjournments.

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INTERNATIONAL LONG SHORT SELECT FUND
(the “Fund”)
Special Meeting of Shareholders to be held April 11, 2011

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL

Please vote, date and sign this proxy card and return it promptly in the enclosed envelope.  Please indicate your vote by an “x” in the appropriate boxes below:

To approve the Plan of Liquidation and Dissolution, providing for the liquidation and dissolution of International Long Short Select Fund.

FOR ☐	AGAINST ☐	ABSTAIN ☐

PLEASE VOTE BY CHECKING THE APPROPRIATE BOX AS IN THIS EXAMPLE	☒

Signature: ____________________________                                                                          Signature (if held jointly): ____________________________

Date: ___________________________                                                                                     Date: ___________________________

This proxy must be signed exactly as your name(s) appears hereon.  If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such.  Joint owners must each sign.  By signing this proxy card, you acknowledge that you have received the proxy statement that the proxy card accompanies.

PROXY VOTING INSTRUCTIONS

Your mailed proxy statement provides details on important issues relating to your Fund.  The Board of Trustees of Rydex Variable Trust recommends that you vote “FOR” the proposal.

To make voting faster and more convenient for you, we are offering a variety of ways to vote your proxy. You may vote using the Internet or by telephone instead of completing and mailing the enclosed proxy card.  The Internet and telephone are generally available 24 hours a day and your vote will be confirmed and posted immediately.  Use whichever method is most convenient for you!  If you choose to vote via the Internet or by phone, you should not mail your proxy card.

Ways to Vote Your Shares

Your vote is important no matter how many shares you own.  Voting your shares early will avoid costly follow-up mail and telephone solicitation.

Online	1. Click on www.proxyonline.com. 2. Enter the 12 digit control number. 3. Follow the instructions on the Web site. 4. Once you have voted, you do not need to mail your proxy card.
By Phone	1. Call toll-free 866-458-9863. 2. Enter the 12 digit control number. 3. Follow the recorded instructions. 4. Once you have voted, you do not need to mail your proxy card
By Mail
Complete and sign your proxy card and mail it in the postage-paid envelope received with your shareholder mailing. To ensure your vote is validated properly, please sign your proxy card as described in the “Instructions for Signing Proxy Cards” section of your proxy materials.

In Person	The Shareholder Meeting will take place April 11, 2011, at 1:00 p.m., Eastern Time, at the offices of Rydex Investments, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850.

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Questions?

We urge you to spend time reviewing your proxy statement and the proposal included in the package. Should you have any questions, we encourage you to call 1-877-864-5058 toll-free Monday through Friday from 9:30 a.m. to 10:00 p.m. Eastern Time.  We have retained The Altman Group to assist our shareholders in the voting process.  If we have not received your proxy card or vote as the date of the special meeting approaches, representatives from The Altman Group may call you to remind you to exercise your vote.

YOUR PROXY VOTE IS IMPORTANT! PLEASE VOTE TODAY